                                                                   EXHIBIT 10.22


THIS GUARANTY AGREEMENT, dated as of December 18, 1997 (this "AGREEMENT")

BETWEEN:

(1) CYPRUS AMAX MINERALS COMPANY, a Delaware corporation (the "GUARANTOR"), and

(2) STANDARD BANK LONDON LIMITED, a company organized and existing under the laws of England ("STANDARD BANK"), in its capacity as the Agent for the Lenders (in such capacity, the "AGENT").

W I T N E S S E T H:

(A) Pursuant to a Loan Agreement, dated as of December 18, 1997 (the "LOAN AGREEMENT"), between (1) Amax Gold Inc., a Delaware corporation, as the borrower (the "BORROWER"), (2) the banks and other financial institutions party thereto, as the Lenders (the "LENDERS"), and (3) Standard Bank, as the Agent for the Lenders, the Lenders have extended Commitments to make Loans to the Borrower.

(B) The Guarantor owns 58.8% of the issued and outstanding share capital of the Borrower.

(C) In consideration of the Lenders agreeing to extend the Commitments to make their Loans to the Borrower under the Loan Agreement, the Guarantor has agreed, inter alia, to guarantee the due and punctual payment of the Borrower's obligations at all times prior to the Final Maturity Date (such and other capitalized terms used as defined in Article 1), as more
                                                    ---------
     particularly set forth in this Agreement.

(D) This Agreement is the Guaranty Agreement referred to in the Loan Agreement, and it is a condition precedent to the obligation of the Lenders to make their Loans that the Guarantor execute and deliver this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the Guarantor, the Guarantor undertakes and agrees, for the ratable benefit of each Lender Party, as follows:

1.   DEFINITIONS; INTERPRETATION

1.1 LOAN AGREEMENT TERMS. Capitalized terms used but not defined herein (including in the preamble and recitals) have the meanings provided in the Loan Agreement. This Agreement is a Loan Document, and shall be interpreted and construed in accordance with the terms and provisions of the Loan Agreement (including Sections 1.4 and 1.6 thereof).
                                   ------------     ---

1.2 DEFINED TERMS. In this Agreement (including its preamble and recitals), the following capitalized terms shall have the following meanings:

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     "AGENT" is defined in the preamble.
                               --------

     "AGREEMENT" is defined in the preamble.
                                   --------

     "BORROWER" is defined in the first recital.
                                  -------------

     "GUARANTEED OBLIGATIONS" is defined in Section 2.1(a).
                                            --------------

     "GUARANTY" is defined in Section 2.1(a).
                              --------------

     "LENDERS" is defined in the first recital.
                                 -------------

     "LOAN AGREEMENT" is defined in the first recital.
                                        -------------

     "STANDARD BANK" is defined in the preamble.
                                       --------

2.   GUARANTY

2.1  GUARANTY OF THE BORROWER'S OBLIGATIONS

     (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees (the "GUARANTY"), for the ratable benefit of the Lender Parties, the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower to any Lender Party now or hereafter existing under or in connection with the Loan Agreement (other than Section 10.3 thereof) and each other Loan Document to which the Borrower is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code or any other similar provisions arising under Applicable Law; all such amounts referred to as the "GUARANTEED OBLIGATIONS") and indemnifies and holds harmless each Lender Party for any and all reasonable and documented costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender Party in enforcing against the Borrower any rights under this Section.

     (b) The Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Person before or as a condition to the obligations of the Guarantor under the Guaranty.

     (c) The Guarantor agrees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Agreement and each other Loan Document under which they arise, regardless of any Applicable Law affecting any of such terms or the rights of any Lender Party with respect thereto.

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2.2  REINSTATEMENT

     The Guarantor agrees that the Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Lender Party, upon an Insolvency Default or otherwise, all as though such payment had not been made.

2.3  WAIVER

     The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and the Guaranty, and any requirement that any Lender Party exhaust any right or take any action against the Borrower or any other Person (including any other guarantor) or any collateral at any time securing any Guaranteed Obligations.

2.4  GUARANTY ABSOLUTE, ETC

     This Agreement shall become effective upon the making of the Loans in accordance with Section 2.2 of the Loan Agreement and shall remain in full force and effect until all Guaranteed Obligations have been paid and performed in full. The liability of the Guaranty under this Agreement shall be absolute, unconditional and irrevocable irrespective of:

     (a) any lack of validity, legality or enforceability of the Loan Agreement or any other Loan Document;

     (b) the failure of any Lender Party to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Loan Agreement or any other Loan Document or otherwise;

     (c) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Guaranteed Obligations or any other extension, compromise or renewal of any Guaranteed Obligation;

     (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of or any other event or occurrence affecting, any Obligation of the Borrower or otherwise;

     (e) any amendment to, rescission, waiver or other modification of, or any consent to departure from, any of the terms of the Loan Agreement or any other Loan Document;

     (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to departure from, any other guaranty held by any Lender Party securing any of the Guaranteed Obligations; or

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     (g)  any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower.

     The Guarantor agrees that the Guaranty is intended to be an "instrument for the payment of money only" within the meaning of Section 3213 of the New York Civil Practice Law and Rules.

2.5  SUBROGATION, ETC.

     The Guarantor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment in full of the Guaranteed Obligations. Any amount paid to the Guarantor on account of any payment made hereunder prior to the payment in full of all Guaranteed Obligations shall be held in trust for the benefit of the Lender Parties and shall immediately be paid to the Agent (for the ratable benefit of the Lender Parties) and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Agreement; provided, however, upon the payment in full of all Guaranteed
                --------  -------
     Obligations, the Guarantor and the Agent agree that, at the Guarantor's request and expense, the Agent will execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty except to the effect that the Agent shall not have theretofore transferred or otherwise disposed of any such interest) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations from such payment by the Guarantor. In furtherance of the foregoing, for so long as any Guaranteed Obligations remain outstanding, the Guarantor shall refrain from taking any action or commencing any proceeding adverse to the interests of the Lender Parties against the Borrower (whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to the Lender Parties.

2.6  INDEMNITY AND EXPENSES

     In addition to similar obligations contained in this Agreement and each other Loan Document, the Guarantor hereby indemnifies and holds harmless each Lender Party from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including the enforcement hereof), except claims, losses or liabilities resulting from such Lender Parties' gross negligence or wilful misconduct. Upon demand, the Guarantor will pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel, on full indemnity basis, and of any experts and agents, which the Agent may incur in connection with:

     (a)  the administration of this Agreement;

     (b) the exercise or enforcement of any of the rights of the Agent or the other Lender Parties hereunder; or

     (c) the failure by the Guarantor to perform or observe any of the provisions hereof.

3.   REPRESENTATIONS AND WARRANTIES

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     In order to induce the Lender Parties to enter into the Loan Agreement and, in the case of the Lenders, to make and continue Loans thereunder, the Guarantor individually for itself and with respect to matters hereinafter relating to it represents and warrants unto each Lender Party as set forth in this Article. The representations and warranties set forth in this Article shall be deemed to have been made upon the delivery of the Borrowing Request and each Interest Period Notice and on the Borrowing Date and on the effective date of any Interest Period Notice.

3.1  ORGANIZATION, POWER, AUTHORITY, ETC

     The Guarantor is a corporation validly organized and existing and in good standing under the laws of the State of Delaware and has corporate power and authority to own its property and assets and to carry on its business in every jurisdiction where such qualification is necessary except where the failure to so qualify would not result in a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Guarantor and its Subsidiaries on a consolidated basis. The Guarantor has corporate power and authority to enter into and perform its obligations under this Agreement executed or to be executed by it.

3.2  DUE AUTHORIZATION; NON-CONTRAVENTION

     The execution and delivery by the Guarantor of this Agreement and the performance by the Guarantor of its obligations hereunder (i) have been duly authorized by all requisite corporate action, (ii) will not violate
     (A) any provision of law, any order of any court, or any rule, regulation or order of any other agency of government, (B) the Organic Documents of the Guarantor or (C) any provision of any material indenture, agreement or other instrument to which the Guarantor is a party, or by which the Guarantor or any of its properties or assets are or may be bound; and (iii) will not be in conflict with, result in a breach of or constitute (alone, with notice, with lapse of time, or with any combination of these factors) a default under any indenture, agreement or other instrument referred to in Clause (ii)(C).
     --------------

3.3  VALIDITY, ETC.

     This Agreement constitutes the legal, valid, and binding obligation of the Guarantor enforceable in accordance with its terms subject, as to enforcement and remedies only, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights from time to time in effect and to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

3.4  PARI PASSU

     The payment Obligations of the Guarantor under this Agreement rank at least pari passu in right of payment with all of the Guarantor's other unsecured and unsubordinated Indebtedness.

4.   COVENANTS

     The Guarantor agrees with each Lender Party that, until all Commitments have terminated and all Guaranteed Obligations have been paid and performed in full, it will perform its obligations set forth in this Article.

4.1  MAINTENANCE OF CORPORATE EXISTENCE

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     The Guarantor will do and will cause to be done at all times all things necessary to maintain and preserve its corporate existence and will do and cause to be done at all times all things necessary to be duly qualified to do business and be in good standing (where such concept is relevant) as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary.

4.2  PARI PASSU

     The Guarantor will ensure that its payment Obligations under this Agreement rank at least pari passu in right of payment with all of the Guarantor's unsecured and unsubordinated Indebtedness.

5.   MISCELLANEOUS

5.1  WAIVERS, AMENDMENTS, ETC

     (a) The provisions of this Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Guarantor and the Agent (acting with the approval of all the Lenders).

     (b) No failure or delay on the part of the Agent in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Guarantor in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

5.2  NOTICES

     All notices and other communications provided to any party hereto under this Agreement shall be in writing and shall be sent by hand delivery, courier delivery, by telex (if the receiving party shall have telex facilities) or by facsimile and addressed or delivered to it at its address set forth below its signature hereto and designated as its "Address for Notices" or at such other address as may be designated by such party in a notice to the other party. Any notice, if sent by hand delivery or courier delivery, shall be deemed received when delivered; and any notice, if transmitted by telex or facsimile, shall be deemed given when transmitted (answerback confirmed in the case of telexes and transmission confirmed by the sending facsimile machine in the case of facsimiles).

5.3  SUCCESSORS AND ASSIGNS

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto (and in the case of the Agent, to the ratable benefit of the Lender Parties) and their respective successors and assigns; provided,
                                                                  --------
     however, that:
     -------


     (a) the Guarantor may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all the Lenders; and

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     (b)  the rights of sale, assignment and transfer of the Agent and the
          Lenders are subject to Article 9 and Section 10.11 of the Loan
                                 ---------     -------------
          Agreement.

5.4  SEVERABILITY

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.5  HEADINGS

     The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof or thereof.

5.6  GOVERNING LAW; ENTIRE AGREEMENT

     (a) THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     (b) This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, or documents with respect thereto.

5.7  FORUM SELECTION AND CONSENT TO JURISDICTION, WAIVER OF IMMUNITY.

     ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND IN ADDITION ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE LOCATED OR DEEMED LOCATED. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTOR BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO IT IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ADDRESS IN NEW YORK AND THE GUARANTOR HEREBY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUIT, ACTION OR

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     PROCEEDING IN NEW YORK ARISING OUT OF THIS AGREEMENT BY THE MAILING OF
     COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS FOR NOTICES SET FORTH BELOW ITS SIGNATURE HERETO. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

5.8  WAIVER OF JURY TRIAL

     THE AGENT AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT AND THE GUARANTOR. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY). THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT ENTERING INTO THIS AGREEMENT.

5.9  INCORPORATION BY REFERENCE

     The Guarantor and the Agent agree that the provisions of Sections 4.6, 4.7, 4.8, 4.9 and 4.12 of the Loan Agreement (to the extent that such provisions would be applicable to the Guarantor's payment provisions hereunder) are incorporated by reference mutatis mutandis as if set forth herein, except that each reference to the "Borrower" shall be deemed a reference to the "Guarantor".

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                             CYPRUS AMAX MINERALS COMPANY



                             By:            G. J. Malys
                             Name Printed:  GERALD J. MALYS
                             Title:         SENIOR VICE PRESIDENT


                             Address for notices:     9100 East Mineral Circle
                                                      Englewood
                                                      Colorado 80112
                                                      U.S.A.

                             Facsimile No:            1-303-643-5269

                             Attention:     Treasurer



                             STANDARD BANK LONDON LIMITED, in its
                             capacity as the Agent


                             By:            S. L. Sharpe
                             Name Printed:  S. L. SHARPE
                             Title:         ASSISTANT GENERAL MANAGER



                             By:            K. Russell
                             Name Printed:  KELVIN RUSSELL
                             Title:         ASSISTANT GENERAL MANAGER


                             Address for notices:     Cannon Bridge House
                                                      25 Dowgate Hill
                                                      London EC4R 2SB
                                                      England

                             Facsimile:     0171 815 3099

                             Attention:     Steven L.C. Sharpe

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